UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Cambridge Heart, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number of the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

CAMBRIDGE HEART, INC.

One Oak Park Drive

Bedford, Massachusetts 01730

NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 6, 2006

NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Stockholders (the “Meeting”) of Cambridge Heart, Inc., a Delaware corporation (the “Company”), will be held at the offices of Nutter, McClennen & Fish, LLP, World Trade Center West, 155 Seaport Boulevard, Boston, Massachusetts 02210, on Tuesday, June 6, 2006, at 10:00 a.m., local time, for the purpose of considering and voting upon the following matters:

1. To elect two Class I directors of the Company for the ensuing three years.

2. To ratify the appointment by the Audit Committee of the Board of Directors of the Company of Vitale, Caturano & Company, Ltd. as the Company’s independent accountants for the year ending December 31, 2006.

3. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Meeting. The Board of Directors has no knowledge of any other business to be transacted at the Meeting or at any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on April 25, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. A list of such stockholders will be available for examination by any stockholder, for any purpose germane to the Meeting, during ordinary business hours for ten days prior to the Meeting at the office of the Secretary of the Company at the above address, and at the time and place of the Meeting.

If you would like to attend the Meeting and your shares are held by a broker, bank or other nominee, you must bring to the Meeting a recent brokerage statement or a letter from the nominee confirming your beneficial ownership of such shares. You must also bring a form of personal identification. In order to vote your shares at the Meeting, you must obtain from the nominee a proxy issued in your name.

A copy of the Company’s Annual Report to Stockholders for the year ended December 31, 2005, which contains financial statements and other information of interest to stockholders, accompanies this Notice of Meeting and the enclosed Proxy Statement.

By Order of the Board of Directors,

David A. Chazanovitz, Secretary

Bedford, Massachusetts

April 28, 2006

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

CAMBRIDGE HEART, INC.

One Oak Park Drive

Bedford, Massachusetts 01730

PROXY STATEMENT

2006 Annual Meeting of Stockholders

To Be Held On June 6, 2006

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cambridge Heart, Inc., a Delaware corporation (the “Company”), for use at the 2006 Annual Meeting of Stockholders (the “Meeting”) to be held on Tuesday, June 6, 2006, at 10:00 a.m., local time, at Nutter, McClennen & Fish, LLP, World Trade Center West, 155 Seaport Boulevard, Boston, Massachusetts 02210, and at any adjournment or postponement thereof. All proxies will be voted in accordance with the stockholders’ instructions, and, if no choice is specified, the shares will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of a written revocation to the Secretary of the Company, by delivery of another proxy with a later date or by a request at the Meeting that the proxy be revoked. Attendance at the Meeting will not in itself be deemed to revoke a proxy unless the stockholder gives affirmative notice at the Meeting that the stockholder intends to revoke the proxy and vote in person.

On April 25, 2006, the record date for the determination of stockholders entitled to notice of and to vote at the Meeting, there were issued and outstanding and entitled to vote 60,662,580 shares of Common Stock, $.001 par value per share (the “Common Stock”). Each share of Common Stock entitles the record holder to one vote on each matter.

The Notice of Meeting, this Proxy Statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2005 (“Fiscal 2005”) are being mailed to stockholders on or about May 3, 2006.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2005, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), EXCLUDING EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST TO THE COMPANY, ONE OAK PARK DRIVE, BEDFORD, MASSACHUSETTS, 01730, ATTENTION: RODERICK DE GREEF. EXHIBITS WILL BE PROVIDED UPON WRITTEN REQUEST AND PAYMENT OF AN APPROPRIATE PROCESSING FEE.

Voting Securities and Votes Required

The holders of outstanding shares of Common Stock representing a majority of the votes entitled to be cast at the Meeting shall constitute a quorum for the transaction of business at the Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the Meeting. If a quorum is not present, the Meeting will be adjourned until a quorum is obtained.

Directors are elected by a plurality of votes cast by stockholders entitled to vote at the Meeting (Proposal 1). The affirmative vote of the holders of a majority of the votes cast on the matter is required for the ratification of the selection of Vitale, Caturano & Company, Ltd. as the Company’s independent accountants for the year ending December 31, 2006 (Proposal 2).

Shares held by stockholders who abstain from voting as to a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and also will not be counted as shares voting on such matter. Accordingly, abstentions and “broker non-votes” will have no effect on the outcome of Proposals 1 and 2). “Broker non-votes” will be counted for the purpose of determining whether a quorum exists.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of Common Stock and Series A Convertible Preferred Stock (the “Series A Preferred”) by: (i) each director and nominee, (ii) each of the executive officers named in the Summary Compensation Table below, (iii) all directors and executive officers as a group, and (iv) each stockholder known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock or Series A Preferred.

Unless otherwise indicated in the footnotes to the table, all information set forth in the table is as of April 1, 2006, and the address for each director and executive officer of the Company is: c/o Cambridge Heart, Inc., One Oak Park Drive, Bedford, MA 01730.

	Common Stock			Series A Preferred
	Number of Shares Beneficially Owned(1)		Percentage of Class Outstanding	Number of Shares Beneficially Owned(1)		Percentage of Class Outstanding
Directors and Named Executive Officers
David A. Chazanovitz	304,200	(2)	*	—		—
Richard J. Cohen, M.D., Ph.D.	1,659,385	(3)	2.74%	—		—
Kenneth Hachikian	—		—	—		—
Ali Haghighi-Mood.	—		—	—		—
Robert P. Khederian	5,242,984	(4)	8.56%	78,054	(5)	100%
Jeffrey J. Langan	76,325		*	—		—
Robert LaRoche	18,750	(6)	*	—		—
Reed Malleck	—		—	—		—
James W. Sheppard	—		—	—		—
All directors and executive officers as a group (9 persons)	7,316,644	(7)	11.88%	78,054	(5)	100%

5% Stockholders
ProMed Partners L.P.	4,176,059	(8)	6.93%	—		—
AFB Fund LLC	5,304,868	(9)	8.81%	67,872	(10)	—
Leaf Offshore Investment Fund Ltd.	441,168	(11)	*	33,936	(12)	100%
T-Wave Investors, L.P.	895,336	(13)	1.47%	67,872	(10)	100%
Eric Hecht	44,109	(14)	*	3,393	(15)	100%
J. Leighton Read	44,109	(16)	*	3,393	(15)	100%

*	Represents less than 1% of the outstanding Common Stock.
(1)	The Company believes that each stockholder has sole voting and investment power with respect to the shares of Common Stock and Series A Preferred listed, except as otherwise noted. The number of shares beneficially owned by each stockholder is determined under rules of the SEC, and the information is not necessarily indicative of ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the person has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after April 1, 2006 through the exercise of any stock option, warrant, conversion of preferred stock or other right. The inclusion herein of any shares of Common Stock or Series A Preferred deemed beneficially owned does not constitute an admission by such stockholder of beneficial ownership of those shares of Common Stock or Series A Preferred. Shares of Common Stock or Series A Preferred which an individual or entity has a right to acquire within the 60-day period following April 1, 2006 pursuant to the exercise of options, warrants or conversion rights are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or entity, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or entity shown in the table.

(2)	Includes (i) 241,700 shares of Common Stock and (ii) 62,500 shares of restricted stock subject to repurchase by the Company.
(3)	Includes 300,000 shares of Common Stock issuable upon the exercise of stock options.
(4)	Includes 1,014,702 shares of Common Stock issuable upon the conversion of shares of Series A Preferred issuable upon the exercise of Series A Preferred warrants.
(5)	Includes 78,054 shares of Series A Preferred issuable upon the exercise of Series A Preferred warrants.
(6)	Includes 18,750 shares of Common Stock issuable upon the exercise of stock options.
(7)	Includes (i) 318,750 shares of Common Stock issuable upon the exercise of stock options, (ii) 62,500 shares of restricted stock subject to repurchase by the Company, and (iii) 1,014,702 shares of Common Stock issuable upon the conversion of shares of Series A Preferred issuable upon the exercise of Series A Preferred warrants.
(8)	This information is taken from a Schedule 13G/A (Amendment No. 5) filed with the SEC on December 31, 2005. The Schedule 13G/A was jointly filed by the following entities and individuals, pursuant to a joint filing agreement, reporting beneficial ownership of shares of Common Stock as noted: ProMed Partners, L.P. (725,718 shares of Common Stock), ProMed Partners II, L.P. (167,110 shares of Common Stock), ProMed Offshore Fund, Ltd. (128,393 shares of Common Stock), ProMed Offshore Fund II, Ltd. (2,171,821 shares of Common Stock), ProMed Management, Inc. (2,300,214 shares of Common Stock), ProMed Asset Management, L.L.C. (919,828 shares of Common Stock), David B. Musket (3,959,035 shares of Common Stock), Barry Kurokawa (3,437,065 shares of Common Stock). ProMed Offshore Fund, Ltd. disclaims beneficial ownership of shares held by ProMed Partners, L.P. and ProMed Partners II, L.P., which represent the interests of other partners of these entities. ProMed Management, Inc. disclaims beneficial ownership of shares held by ProMed Offshore Fund, Ltd., which represents the interests of shareholders of ProMed Offshore Fund, Ltd. ProMed Asset Management, L.L.C. disclaims beneficial ownership of shares held by ProMed Partners, L.P. and ProMed Partners II, L.P., which represent the interests of partners of other partners of ProMed Partners, L.P. and ProMed Partners II, L.P. David B. Musket and Barry Kurokawa each disclaim beneficial ownership of shares held by ProMed Partners, L.P., ProMed Partners II, L.P. and ProMed Offshore Fund, Ltd., which represent the interests of such entities’ other partners and shareholders, respectively. The business address of ProMed Partners, L.P., ProMed Partners II, L.P., ProMed Offshore Fund, Ltd., ProMed Offshore Fund II, Ltd., David B. Musket and Barry Kurokawa is 125 Cambridgepark Drive, Cambridge, MA 02140.
(9)	As described in a Schedule 13G/A filed with the SEC on March 31, 2006, the AFB Fund, LLC (“AFB”), Laurence J. Blumberg and Louis Blumberg may be deemed to beneficially own 5,304,868 shares of Common Stock by virtue of the fact that Messrs. Blumberg and Blumberg and AFB may be deemed to be a group for purposes of the filing of the Schedule 13G/A. Laurence J. Blumberg is deemed to have beneficial ownership of the 316,500 shares that he holds personally. Louis Blumberg is deemed to beneficially own the 4,988,368 Common Shares beneficially owned by AFB by virtue of his role as managing member of AFB. By virtue of Louis Blumberg potentially being deemed part of a group, Louis Blumberg may also be deemed to have beneficial ownership of the 316,500 shares held directly by Laurence J. Blumberg. AFB is deemed to have beneficial ownership of the 4,988,368 shares it holds. By virtue of AFB potentially being deemed a part of a group, AFB may also be deemed to have beneficial ownership of the 316,500 shares held directly by Laurence J. Blumberg. The principal business address of Louis Blumberg and AFB is 2050 Center Avenue, Fort Lee, NJ 07024. The principal business address of Laurence J. Blumberg is 145 East 81st Street, New York, NY 10028.
(10)	Includes 67,872 shares of Series A Preferred issuable upon the exercise of Series A Preferred warrants.
(11)	Includes 441,168 shares of Common Stock issuable upon conversion of shares of Series A Preferred issuable upon the exercise of Series A Preferred warrants. The business address of Leaf Offshore Investment Fund Ltd. is 515 Madison Avenue, 42nd Floor, New York, NY 10022.
(12)	Includes 33,936 shares of Series A Preferred issuable upon the exercise of Series A Preferred warrants.
(13)	Includes (i) 13,000 shares of Common Stock and (ii) 882,336 shares of Common Stock issuable upon the conversion of shares of Series A Preferred issuable upon the exercise of Series A Preferred warrants. The business address of T-Wave Investors, L.P. is Wardenclyffe Group, Inc., 370 Lexington Avenue, 19th Floor, New York, NY 10017.

(14)	Includes 44,109 shares of Common Stock issuable upon the conversion of shares of Series A Preferred issuable upon the exercise of Series A Preferred warrants. The business address of Eric Hecht is 300 South Point Drive, Apartment 3402, Miami Beach, FL 33139.
(15)	Includes 3,393 shares of Series A Preferred issuable upon the exercise of Series A Preferred warrants.
(16)	Includes 44,109 shares of Common Stock issuable upon the conversion of shares of Series A Preferred issuable upon the exercise of Series A Preferred warrants. The business address of J. Leighton Read is c/o Alloy Ventures, 480 Cowper Street, 2nd Floor, Palo Alto, CA 94301.

DIRECTORS

Election of Directors

The Company has a classified Board of Directors currently consisting of two Class I directors (Robert P. Khederian and Kenneth Hachikian), two Class II directors (Richard J. Cohen and David A. Chazanovitz), and two Class III directors (Jeffrey J. Langan and Reed Malleck). One class of directors is elected each year to serve for a three-year term. The Class I, Class II and Class III directors were elected to serve until the annual meeting of stockholders to be held in 2006, 2007 and 2008, respectively, and until their respective successors are elected and qualified.

The persons named in the enclosed proxy card will vote to elect, as Class I directors, Robert P. Khederian and Kenneth Hachikian. The proxy may not be voted for more than two directors. Mr. Khederian and Mr. Hachikian are presently Class I directors of the Company. The Class I directors will be elected to hold office until the year 2009 annual meeting of stockholders and until their successors are elected and qualified. The nominees have indicated a willingness to serve, if elected; however, if a nominee becomes unable or unwilling to serve as a director, the person acting under the proxy may vote the proxy for the election of a substitute. It is not presently contemplated that the nominees will be unable or unwilling to serve as directors.

Set forth below is the name and age of each nominee for director and the positions and offices held by him with the Company, his principal occupation and business experience during the past five years, the names of other publicly held companies of which he serves as a director and the year of the commencement of his term as a director of the Company.

The Company’s Board of Directors recommends a vote FOR the election of the nominees for election as directors with terms expiring in 2009.

No director or executive officer is related by blood, marriage or adoption to any other director or executive officer. No arrangements or understandings exist between any director or person nominated for election as a director and any other person pursuant to which such person is to be selected as a director or nominee for election as a director.

KENNETH HACHIKIAN	Director since 2004
Age: 56

Mr. Hachikian has been a Principal and Partner of the Stonegate Group, Ltd., a boutique investment banking and financial advisory firm, since 2003, and President of Belmont Capital Partners, LLC, a private investment firm, since 1996. From 1991 to 1994, Mr. Hachikian served as President of LINC Scientific Leasing, Inc., and, from 1983 to 1989, as President and CEO of Wellesley Medical Management, Inc. Mr. Hachikian has been an owner and/or senior executive of several other businesses in various industries throughout his over 30 year business career. Mr. Hachikian previously served as Manager of J.O. Pollack LLC. In 2001, an involuntary petition for relief under Chapter 7 of the United States Bankruptcy Code was filed against J.O. Pollack LLC. The case was heard before the United States Bankruptcy Court for the Northern District of Illinois, and the assets of J.O. Pollack LLC were liquidated and distributed to its creditors. Mr. Hachikian holds an M.B.A. from Harvard Graduate School of Business Administration and a B.A. in Economics from Harvard University.

ROBERT P. KHEDERIAN	Director since 2002
Age: 53

Mr. Khederian has served as lead independent director since April 2005. Mr. Khederian is the Chairman of Belmont Capital Partners, LLC, a venture capital firm he founded in 1996. From 1984 through 1996, Mr. Khederian served as Chairman of Medical Specialties Group, Inc., a nationwide distributor of medical products he founded. Since 1998, Mr. Khederian has been Chairman and founder of Provident Corporate Finance LLC, an investment banking firm based in Boston. Mr. Khederian is also a director of Inverness Medical Innovations, Inc. and is a member of its Audit and Compensation Committees.

Current Directors

Set forth below (with the exception of Robert P. Khederian and Kenneth Hachikian, the information with respect to whom is set forth above), are the name and age of each current director and the positions and offices held by him with the Company, his principal occupation and business experience during the past five years, the names of other publicly held companies of which he serves as a director and the year of the commencement of his term as a director of the Company.

DAVID A. CHAZANOVITZ	Director since 2000
Age: 55

Mr. Chazanovitz has been the Chief Executive Officer of the Company since February 2001 and the President and a Director of the Company since October 2000. Mr. Chazanovitz assumed the title of Chairman of the Board of Directors in July 2004. From July 1998 to September 2000, Mr. Chazanovitz served as the President of the Neurosciences Division of NMT Medical Inc., a medical device firm. From June 1996 to July 1998, Mr. Chazanovitz served as the President of the Septal Repair Division of NMT, following the merger of Innerventions, Inc. with NMT. Mr. Chazanovitz was a founder in 1995 of Innerventions, a developer of septal repair devices. Mr. Chazanovitz also previously served as the President of several divisions of C.R. Bard, Inc., a medical products firm, including Bard Ventures, Bard Electrophysiology and USCI Angiography. Mr. Chazanovitz holds a B.S. in Biology from City College of New York and an M.B.A. in Marketing from Long Island University.

RICHARD J. COHEN, M.D., Ph.D.	Director since 1993
Age: 55

Dr. Cohen, the scientific founder of the Company, has been a consultant to the Company since February 1993. Dr. Cohen is the Whitaker Professor of Biomedical Engineering at the Massachusetts Institute of Technology in the Harvard-MIT Division of Health Sciences and Technology, where he has been on the faculty since 1979. Dr. Cohen is also on the staff of the Brigham and Women’s Hospital in Boston. From 1985 to 1995, Dr. Cohen was the Director of the Harvard-MIT Center for Biomedical Engineering located at The Massachusetts Institute of Technology. He is currently Co-Director of the Biomedical Enterprise Program jointly administered by the Harvard-MIT Division of Health Sciences and Technology and the MIT Sloan School of Management. Dr. Cohen has authored over 200 published research articles and over 20 issued United States patents. Dr. Cohen holds A.B. and M.D. degrees from Harvard University and a Ph.D. in Physics from The Massachusetts Institute of Technology.

JEFFREY J. LANGAN	Director since 1999
Age: 61

Mr. Langan has been an independent consultant with Maine Point Associates since July 1999. From January 2001 to January 2002, Mr. Langan served as President and Chief Executive Officer of Nexigent Inc., a firm that provides internet-based services for pharmaceutical clinical trials. From November 1997 to July 1999, Mr. Langan served as President and Chief Executive Officer of Idexx Laboratories, Inc., a veterinary diagnostic and software firm, and, from April 1996 to November 1997, as President and Chief Executive Officer of Thermedics Detection, Inc., which produces measurement and detection systems. Mr. Langan was also General Manager of the Healthcare Information Management Division and General Manager of the Clinical Systems Business Unit for Hewlett-Packard Medical Systems from May 1989 to April 1996. Mr. Langan holds a B.S. in Mechanical Engineering from Villanova University, an M.S. in Engineering Mechanics from Rensselaer Polytechnic Institute and an M.B.A from the Harvard University Graduate School of Business Administration.

REED MALLECK	Director since 2004
Age: 54

Since March 2006, Mr. Malleck has been the Vice President of Finance and Operations for Healthwyse, LLC, a provider of integrated clinical and financial information systems for homecare and hospice providers. Previously, from November 2002 until March 2006, Mr. Malleck served as Chief Operating Officer and Chief Financial Officer of Radianse, Inc., a developer and marketer of RF technologies. From June 2000 to November 2002, Mr. Malleck served as Chief Operating Officer and/or Chief Financial Officer of GE Medical Systems Navigation and Visualization Inc. (formerly Visualization Technology, Inc.). Mr. Malleck also held various senior operational and financial positions with several business units of Hewlett-Packard from 1978 to 1999. Mr. Malleck holds a B.S. in Finance and an MBA from the University of Colorado.

CORPORATE GOVERNANCE

The Company’s Board of Directors has long believed that good corporate governance is important to ensure that the Company is managed for the long-term benefit of stockholders. This section describes key corporate governance policies and practices of the Company.

Board Meetings and Attendance

The Board met ten times during 2005, either in person or by teleconference. During 2005, each director attended at least 75% of the aggregate of the number of Board meetings and the number of meetings held by all committees on which he then served.

Director Attendance at Annual Meeting of Stockholders

The Company’s policy is to encourage all directors to attend the annual meeting of stockholders. Three of the Company’s directors attended the 2005 annual meeting of stockholders.

Board Committees

The Board of Directors has established three standing committees—Audit, Compensation, and Nominating. The Audit and Nominating Committees each operate under a charter that has been approved by the Board. Current copies of the charters of the Audit and Nominating Committees are posted on the Corporate Governance section of the Company’s website at www.cambridgeheart.com.

The Board has created the position of lead independent director and has appointed Robert Khederian to serve in this position. The lead independent director participates in the leadership of the Board, serving as a focal point for discussions among the independent directors to facilitate their communication with each other and with management. The lead independent director presides over and sets agendas for private meetings of the independent directors, provides feedback to the Chairman and Chief Executive Officer on behalf of the independent directors regarding business issues and Board management, and has other responsibilities as may be designated by the Board from time to time.

Audit Committee

The Audit Committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of the Company’s independent auditor;

•	overseeing the work of the Company’s independent auditor, including through the receipt and consideration of certain reports from the independent auditor;

•	reviewing and discussing with management and the independent auditors the Company’s annual and quarterly financial statements and related disclosures;

•	monitoring the Company’s internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	overseeing the Company’s internal audit function;

•	discussing the Company’s risk management policies;

•	establishing policies regarding hiring employees from the independent auditor and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with the Company’s internal audit staff, independent auditors and management; and

•	preparing the audit committee report required by SEC rules (which is included on page 16 of this Proxy Statement).

The Board of Directors has determined that all members of the Audit Committee are independent as determined under Rule 10A-3 under the Exchange Act and as defined by the rules of The Nasdaq Stock Market. The Board of Directors has determined that Mr. Langan and Mr. Malleck are each an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K. The members of the Audit Committee are Mr. Langan (Chairman), Mr. Malleck and Mr. Hachikian. The Audit Committee met four times during 2005.

Compensation Committee

The Compensation Committee’s responsibilities include:

•	establishing compensation policies with respect to the Company’s executive officers, including the Chief Executive Officer and the other Named Executive Officers (as defined below);

•	setting the compensation levels for the Chief Executive Officer and the other Named Executive Officers; and

•	overseeing and administering the Company’s equity incentive and stock purchase plans.

The members of the Compensation Committee are Mr. Hachikian (Chairman), Mr. Khederian and Mr. Langan. The Compensation Committee met five times during 2005.

Nominating Committee

The Nominating Committee’s responsibilities include:

•	identifying individuals qualified to become Board members; and

•	recommending to the Board the persons to be nominated for election as directors and to each of the Board’s committees.

The members of the Nominating Committee are Mr. Chazanovitz (Chairman), Mr. Khederian and Mr. Langan. Mr. Khederian and Mr. Langan are independent as defined under the rules of The Nasdaq Stock Market.

Director Candidates

The process followed by the Nominating Committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Committee and the Board.

In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the Nominating Committee will apply the criteria attached to the Committee’s charter. These criteria include the candidate’s integrity, business acumen, knowledge of the Company’s business and industry, age, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. Candidates should normally be able to serve for at least five years before reaching the age of 70. The Committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for each prospective nominee. The Company believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

Stockholders may recommend individuals to the Nominating Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of the Company’s Common Stock for at least a year as of the date such recommendation is made, to Nominating Committee, c/o Corporate Secretary, One Oak Park Drive, Bedford, Massachusetts, 01730. Assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. If the Board of Directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in the proxy card for the next annual meeting of stockholders.

Stockholders also have the right under our by-laws to directly nominate director candidates, without any action or recommendation on the part of the Nominating Committee or the Board of Directors, by following the procedures set forth in the second paragraph under “Stockholder Proposals” below. Candidates nominated by stockholders in accordance with the procedures set forth in our by-laws will not be included in the proxy card for the next annual meeting of stockholders.

Communicating with the Independent Directors

The Board will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. Under procedures approved by a majority of the independent directors, the Chairman of the Board (if an independent director), or otherwise the Chairman of the Nominating Committee, is primarily responsible for monitoring communications from stockholders and other interested parties and provides copies or summaries of those communications to the other directors as he considers appropriate. Stockholders who wish to send communications on any topic to the Board should address such communications to Nominating Committee of the Board of Directors, c/o Corporate Secretary, One Oak Park Drive, Bedford, Massachusetts, 01730.

Code of Business Conduct and Ethics

The Company has adopted a written code of business conduct and ethics that applies to the Company’s directors, officers and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Company has posted a current copy of the code on its website, which is located at www.cambridgeheart.com. In addition, the Company intends to post on its website all disclosures that are required by law concerning any amendments to, or waivers from, any provision of the code.

Compensation of Directors

In 2005, the Company’s non-employee directors received a fee of $2,500 per meeting of the Board of Directors and $350 per committee meeting. Beginning in 2006, non-employee directors who serve as lead independent director or as chairman of one or more committees of the Board of Directors (currently Messrs. Hachikian, Khederian and Langan) will receive a fee of $3,125 per in-person meeting of the Board of Directors and $625 for telephonic meetings of the Board of Directors and committee meetings. All other non-employee directors (currently Messrs. Cohen and Malleck) will receive a fee of $2,500 per in-person meeting of the Board of Directors and $500 for telephonic meetings of the Board of Directors and committee meetings.

On September 19, 2005, each of the Company’s non-employee directors entered into individual option exchange agreements with the Company whereby an aggregate of 805,000 options, issued at varying times and at varying exercise prices, were cancelled and replaced with new options to purchase an aggregate of 805,000 shares of Common stock at an exercise price of $0.30 per share, the last reported price that day. Of these new options, Mr. Khederian received 138,750, Dr. Cohen received 287,500, Mr. Langan received 138,750, Mr. Hachikian received 120,000, and Mr. Malleck received 120,000. The new options will vest in three equal annual installments beginning on the first anniversary of the date of grant and have a term of ten years.

Mr. Chazanovitz did not receive any compensation during the fiscal year ended December 31, 2005 for services rendered as a director. Mr. Chazanovitz’s compensation for service as our President and Chief Executive Officer is discussed under the heading “Compensation of Executive Officers.”

Director Option Plan

The Director Plan was adopted by the Board of Directors in May 1996, was approved by the stockholders in June 1996, and became effective on August 7, 1996. Under the terms of the Director Plan, options (the “Director Options”) to purchase 10,000 shares of Common Stock will be granted to each person who becomes a non-employee director and who is not otherwise affiliated with the Company, effective as of the date of initial election to the Board of Directors. The Director Options will vest in equal annual installments over three years after the date of grant, assuming the individual continues to serve as a director, and have a term of ten years. Director Options will become immediately exercisable upon the occurrence of a change in control (as defined in the Director Plan). The exercise price of options granted under the Director Plan will equal the closing price of the Common Stock on the OTC Bulletin Board on the date of grant. A total of 100,000 shares of Common Stock may be issued upon the exercise of stock options granted under the Director Plan.

EXECUTIVE OFFICERS

Compensation of Executive Officers

Summary Compensation

The following table sets forth certain information with respect to the compensation, for the last three fiscal years, of the Company’s Chief Executive Officer and each of the three other most highly compensated executive officers who were serving as executive officers on December 31, 2005 (the “Named Executive Officers”), as required under applicable rules of the SEC. No other executive officer of the Company received total annual compensation in excess of $100,000 during the fiscal year ended December 31, 2005.

Summary Compensation Table

	Annual Compensation(1)			Long-Term Compensation Awards(2)
Name and Principal Position	Year	Salary	Bonus	Restricted Stock Awards		Securities Underlying Options		All Other Compensation
David A. Chazanovitz President and Chief Executive Officer	2005	$200,045	$35,000	—		1,750,000	(4)	$810	(5)
	2004	193,195	—	—		120,000		810	(5)
	2003	199,515	125,741	$139,750	(3)	822,750		810	(5)

Robert LaRoche(6) Vice President, Sales and Marketing	2005	$176,000	—	—		325,000	(4)	—
	2004	176,636	—	—		135,000		—
	2003	140,961	$41,914	—		115,000		—

Ali Haghighi-Mood(7) Vice President, Operations, Research and Development	2005	$165,102	$8,000	—		500,000	(4)	—
	2004	147,933	—	—		111,750		—
	2003	127,790	—	—		105,000		—

James W. Sheppard(8) Vice President, Operations	2005	$152,885	—	—		400,000	(4)	—
	2004	146,718	—	—		56,250		—
	2003	137,900	$29,340	—		153,750		—

(1)	Perquisites for the Named Executive Officers listed in the table did not exceed the lesser of $50,000 or 10% of total salary and bonus for the respective fiscal years and accordingly have been omitted in accordance with the rules of the SEC.
(2)	The Company does not have a long-term compensation plan that includes long-term incentive payouts. No stock appreciation rights (“SARs”) have been granted to or are held by any of the Named Executive Officers.
(3)	Represents 250,000 shares of restricted stock that vest annually over four years beginning on August 31, 2003. As of December 31, 2005, Mr. Chazanovitz held an aggregate of 62,500 shares of restricted stock with a value of $46,250.
(4)	Represents options granted to Messrs. Chazanovitz, LaRoche, Haghighi-Mood and Sheppard in exchange for the cancellation of previously outstanding options to purchase 1,879,750, 175,000, 277,000 and 355,000 shares of Common Stock, respectively. See “Exchange of Options.”
(5)	Represents term life insurance premiums paid by the Company.
(6)	Mr. LaRoche joined the Company as Vice President, Sales and Marketing, in February 2003.
(7)	Mr. Haghighi-Mood became our Vice President, Research and Development, in July 2003, and assumed the operations role effective September 2005.
(8)	Mr. Sheppard left the Company in September 2005.

Option Grant Table. The following table sets forth certain information regarding options granted during Fiscal 2005 by the Company to the Named Executive Officers. The Company granted no SARs in Fiscal 2005.

Option Grants In Last Fiscal Year

Name	Number of Securities Underlying Options Granted(1)		Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price Per Share	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
						5%	10%
David A. Chazanovitz	1,750,000	(3)	35.7%	$0.29	8/15/2015	$319,164	$808,824
Robert LaRoche	325,000	(3)	6.6%	$0.29	8/15/2015	$59,273	$150,210
Ali Haghighi-Mood	500,000	(3)	10.2%	$0.29	8/15/2015	$91,190	$231,093
James W. Sheppard(4)	400,000	(3)	8.2%	$0.29	8/15/2015	$72,952	$184,874

(1)	The securities underlying the options are shares of Common Stock.
(2)	Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. This table does not take into account actual appreciation in the price of the Common Stock to date. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock and the date on which the options are exercised. The gains shown are net of the option exercise price, but do not reflect taxes or other expenses associated with the exercise.
(3)	The exercise price per share for these options is equal to the fair market value of the Common Stock on the date of grant. These options vest in three equal annual installments beginning on the first anniversary of the date of grant.
(4)	These options were terminated in December 2005 as a result of the termination of Mr. Sheppard’s employment in September 2005.

Year End Option Table. The following table sets forth certain information regarding stock options exercised during Fiscal 2005 and held as of December 31, 2005 by the Named Executive Officers. The Company granted no SARs during Fiscal 2005.

Aggregated Option Exercises In Last Fiscal Year And

Fiscal Year-End Option Values

Name	Shares Acquired on Exercise	Value Realized($)	Number of Shares Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End(1)
			Exercisable(#)/ Unexercisable(#)		Exercisable($)/ Unexercisable($)
David A. Chazanovitz	—	—	0/1,750,000		$0/$787,500
Robert LaRoche	—	—	37,500/362,500		$15,000/$161,250
Ali Haghighi-Mood	—	—	0/500,000		$0/$225,000
James W. Sheppard	—	—	0/400,000	(2)	$0/$180,000

(1)	Value is based on the difference between the closing sale price per share of the Common Stock on December 30, 2005 ($0.74), and the applicable option exercise price, multiplied by the number of shares subject to the option. The closing sale price per share of the Common Stock on April 25, 2006 was $2.80.
(2)	These options were terminated in December 2005 as a result of the termination of Mr. Sheppard’s employment in September 2005.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information about the securities authorized for issuance under the Company’s equity compensation plans as of December 31, 2005. All of the Company’s equity compensation plans were adopted with the approval of the Company’s stockholders.

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(2)
Equity compensation plans approved by security holders(1)	5,507,625	$0.56	1,907,817	(3)
Equity compensation plans not approved by security holders	—	$—	—
Total	5,507,625	$0.56	1,907,817	(3)

(1)	Consists of the Amended and Restated 1993 Incentive and Non-Qualified Stock Option Plan, the 1996 Equity Incentive Plan, the 1996 Employee Stock Purchase Plan, the 1996 Director Option Plan and the 2001 Stock Incentive Plan.
(2)	In addition to being available for future issuance upon exercise of options that may be granted after December 31, 2005, 392,150 shares of Common Stock under the 2001 Stock Incentive Plan may instead be issued in the form of restricted stock.
(3)	Consists of 140,950 shares of Common Stock issuable under the 1996 Equity Incentive Plan and 1,766,867 shares of Common Stock issuable under the 2001 Stock Incentive Plan.

Exchange of Options

The following table sets forth certain information regarding the cancellation and exchange of options previously granted to executive officers of the Company.

Name and Principal Positions	Date of Repricing	Number of Shares Underlying Options Repriced(1)	Market Price of Stock at Time of Repricing	Exercise Price at Time of Repricing	New Exercise Price	Length of Original Option Term at Date of Repricing
David A. Chazanovitz Chairman of the Board, President and Chief Executive Officer	8/15/05 8/15/05 8/15/05 8/15/05 8/15/05 8/15/05	100,000 752,000 85,000 702,750 120,000 120,000	$0.29 0.29 0.29 0.29 0.29 0.29	$2.688 2.688 1.300 0.560 1.190 0.520	$0.29 0.29 0.29 0.29 0.29 0.29	5.2 years 5.2 years 6.2 years 7.8 years 8.2 years 9.4 years

Robert LaRoche Vice President, Sales and Marketing	8/15/05 8/15/05	40,000 135,000	$0.29 0.29	$1.190 0.520	$0.29 0.29	8.2 years 9.4 years

Ali Haghighi-Mood Vice President, Operations, Research and Development	8/15/05 8/15/05 8/15/05 8/15/05 8/15/05 8/15/05 8/15/05 8/15/05 8/15/05	18,000 6,000 3,000 4,000 6,000 23,250 75,000 30,000 111,750	$0.29 0.29 0.29 0.29 0.29 0.29 0.29 0.29 0.29	$2.500 2.500 2.688 1.300 0.460 0.560 0.640 1.190 0.520	$0.29 0.29 0.29 0.29 0.29 0.29 0.29 0.29 0.29	4.7 years 4.9 years 5.3 years 6.2 years 7.4 years 7.8 years 7.9 years 8.2 years 9.4 years

James W. Sheppard Vice President, Operations	8/15/05 8/15/05 8/15/05 8/15/05 8/15/05 8/15/05 8/15/05 8/15/05 8/15/05	75,000 10,000 20,000 20,000 20,000 30,000 93,750 30,000 56,250	$0.29 0.29 0.29 0.29 0.29 0.29 0.29 0.29 0.29	$2.810 2.563 3.500 1.300 0.620 0.460 0.560 1.190 0.520	$0.29 0.29 0.29 0.29 0.29 0.29 0.29 0.29 0.29	4.0 years 4.4 years 5.1 years 6.2 years 7.0 years 7.4 years 7.8 years 8.2 years 9.4 years

(1)	On August 15, 2005, Messrs. Chazanovitz, LaRoche, Haghighi-Mood, and Sheppard exchanged all of the indicated options for replacement options to purchase 1,750,000, 325,000, 500,000 and 400,000 shares of Common Stock, respectively.

Employment and Consulting Agreements and Other Arrangements

The Company is a party to a severance agreement with Mr. Chazanovitz. Under this agreement, if Mr. Chazanovitz’s employment is terminated by the Company without cause (as defined in the severance agreement), Mr. Chazanovitz will be entitled to receive severance compensation in an amount equal to $240,000. In the event of a change in control (as defined in the severance agreement) that does not result in termination of Mr. Chazanovitz’s employment, 50% of all Mr. Chazanovitz’s unvested options which are then outstanding will become immediately exercisable. In the event of a change in control resulting in the termination of Mr. Chazanovitz’s employment, all of Mr. Chazanovitz’s unvested options which are then outstanding will become immediately exercisable.

The Company is a party to severance agreements with Roderick de Greef, the Company’s Chief Financial Officer, and with Messrs. LaRoche, Haghighi-Mood and Sheppard. Under these agreements, if the executive officer’s employment is terminated by the Company without cause (as defined in the severance agreement), the officer will be entitled to receive severance compensation in an amount equal to six months base salary. In the event of a change in control (as defined in the severance agreement) that does not result in termination of the officer’s employment, 50% of all the officer’s unvested options which are then outstanding will become immediately exercisable. In the event of a change in control resulting in the termination of the executive’s employment, the officer will be entitled to receive severance compensation in an amount equal to twelve months base salary and all of the officer’s unvested options which are then outstanding will become immediately exercisable.

The Company is a party to a consulting and technology agreement with Dr. Cohen pursuant to which Dr. Cohen spends 18 days a year working for the Company on the development and commercialization of certain technology licensed to the Company by the Massachusetts Institute of Technology. This agreement, which commenced in February 1993 and has been extended to May 31, 2015, currently requires the Company to pay certain royalty fees, as stipulated in the agreement. Total payments made during Fiscal 2005 were $45,721. During the term of the consulting agreement, and for a period of up to two additional years following the termination or expiration of this agreement, Dr. Cohen is obligated not to compete with the Company so long as the Company makes continuing payments to Dr. Cohen during such two-year period.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Company’s Board of Directors is composed of three members and acts under a written charter, which was amended and restated in April 2004. A copy of this charter is available on the Company’s website at www.cambridgeheart.com.

The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2005 and has discussed these financial statements with the Company’s management and the Company’s independent auditors.

The Audit Committee has also received from, and discussed with, our independent auditors various communications that our independent auditors are required to provide to the Audit Committee, including the matters required to be discussed by Statement on Auditing Standards 61 (Communication with Audit Committees). SAS 61 (as codified in AU Section 380 of the Codification of Statements on Auditing Standards) requires our independent auditors to discuss with the Audit Committee, among other things, the following:

•	methods to account for significant unusual transactions,

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus,

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates, and

•	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements.

The Company’s independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditors’ professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. The Audit Committee has discussed with the independent auditors their independence from the Company. The Audit Committee also considered whether the independent auditors’ provision of certain other, non-audit related services, if any, to the Company is compatible with maintaining such auditors’ independence. See “Ratification of Independent Accountants—Independent Auditor’s Fees.”

Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.

By the Audit Committee of the Board of Directors of Cambridge Heart, Inc.

Jeffrey J. Langan

Reed Malleck

Kenneth Hachikian

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during Fiscal 2005 were Messrs. Hachikian, Khederian and Langan. No executive officer of the Company has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a member of the Compensation Committee or director of the Company.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation Committee of the Company’s Board of Directors is responsible for granting options under the Company’s stock plans and establishing compensation policies with respect to the Company’s executive officers, including the Chief Executive Officer and the Named Executive Officers, and setting the compensation for these individuals.

Compensation Philosophy

The Compensation Committee seeks to achieve three broad goals in connection with the Company’s executive compensation programs and decisions regarding individual compensation. First, the Compensation Committee structures executive compensation programs in a manner that the Committee believes will enable the Company to attract and retain key executives. Second, the Compensation Committee establishes compensation programs that are designed to reward executives for the achievement of specified business objectives of the Company and/or the individual executive’s particular business unit. By tying compensation in part to particular goals, the Compensation Committee believes that a performance-oriented environment is created for the Company’s executives. Finally, the Company’s executive compensation programs are intended to provide executives with an equity interest in the Company so as to link a portion of the compensation of the Company’s executives with the performance of the Common Stock.

The compensation programs for the Company’s executives established by the Compensation Committee consist of three elements based upon the objectives described above: base salary, annual cash bonus, and a stock-based equity incentive in the form of participation in the Company’s 2001 Stock Incentive Plan. In establishing, and determining increases in, base salaries for executives, the Compensation Committee examines the executive’s demonstrated levels of competency in skill, effectiveness and leadership, compares how that individual has performed essential job requirements against what was envisioned with the job, monitors salaries at other comparable companies, considers historic salary levels of the individual and the nature of the individual’s responsibilities and compares the individual’s base salary with those of other executives at the Company. To the extent determined to be appropriate, the Compensation Committee also considers general economic conditions, the Company’s financial performance and the individual’s performance in establishing base salaries of executives. The Compensation Committee does not use a specific formula based on these criteria, but instead makes an evaluation of each executive officer’s contributions in light of all such criteria.

The Compensation Committee approves cash bonuses to executives based upon their contribution to the Company’s performance during the year and the achievement of certain financial and operating objectives. The Compensation Committee believes that such cash bonuses are an effective tool to help motivate executives to achieve the Company’s goals by aligning the Company’s achievement of those goals with rewards. Pursuant to this bonus policy, Mr. Chazanovitz was awarded a cash bonus of $35,000 for Fiscal 2005 and Mr. Haghighi-Mood was awarded a cash bonus of $8,000 for Fiscal 2005.

The Compensation Committee believes that equity-based compensation motivates the Company’s executive officers to have an interest in the long-term success of the Company. In August 2005, the Compensation Committee determined that in order to continue to provide appropriate incentives to management, it was in the best interest of the Company to give the Company’s executive officers an opportunity to exchange their outstanding options, which had various exercise prices in excess of the then current fair market value of the Common Stock, for new options with an exercise price equal to the then current fair market value of the Common Stock. On August 15, 2005, Messrs. Chazanovitz, LaRoche, Sheppard and Haghighi-Mood entered into individual option exchange agreements with the Company whereby options to purchase an aggregate of 2,686,750 shares of Common Stock (some of which had vested previously) were cancelled and replaced with unvested options to purchase an aggregate of 2,975,000 shares of Common Stock at an exercise price of $0.29 per share, the last reported price that day. These new options vest in three equal annual installments beginning on the first anniversary of the date of grant.

As a result of the new vesting period applicable to the replacement options, the new option grants also serve as a means for the Company to retain the services of key employees who are critical to the Company’s success.

Mr. Chazanovitz’ 2005 Compensation

Mr. Chazanovitz’ base salary, bonus and equity-based compensation are established by the Compensation Committee in accordance with the general guidelines set forth above.

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Code, generally disallows a tax deduction to public companies for certain compensation over $1 million paid to the Company’s Chief Executive Officer and the four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. The Compensation Committee reviews the potential effect of Section 162(m) periodically and generally seeks to structure the long-term incentive compensation granted to its executive officers through option issuances under certain of the Company’s stock plans in a manner that is intended to avoid disallowance of deductions under Section 162(m). Nevertheless, there can be no assurance that compensation attributable to awards granted under the plans will be treated as qualified performance-based compensation under Section 162(m). In addition, the Compensation Committee reserves the right to use its judgment to authorize compensation payments that may be subject to the limit when the Compensation Committee believes such payments are appropriate and in the best interests of the company and its stockholders, after taking into consideration changing business conditions and the performance of its employees.

By the Compensation Committee of the Board of Directors of Cambridge Heart, Inc.

Kenneth Hachikian

Robert P. Khederian

Jeffrey J. Langan

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors, executive officers and holders of more than 10% of the Company’s Common Stock (“Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Based solely on its review of copies of reports filed by the Reporting Persons furnished to the Company, or written representations from Reporting Persons, the Company believes that during Fiscal 2005 the Reporting Persons complied with all Section 16(a) filing requirements, with the following exceptions. Mr. Khederian filed a Form 4 on June 10, 2005 reporting a purchase of Common Stock on June 1, 2005.

STOCK PERFORMANCE CHART

The following chart compares the percentage change in the cumulative total stockholder return on the Common Stock during the period beginning December 31, 2000 and ending December 31, 2005 with the total return on the Russell 2000 Index and the Dow Jones U.S. Advanced Medical Devices Index. The comparison assumes $100 was invested on December 31, 2000 in the Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.

PROPOSAL 2

RATIFICATION OF INDEPENDENT ACCOUNTANTS

The Audit Committee of the Board of Directors has appointed the firm of Vitale, Caturano & Company, Ltd. as the Company’s independent accountants for the fiscal year ending December 31, 2006, subject to ratification by the stockholders at the Meeting. Although stockholder approval of the Audit Committee’s selection of Vitale, Caturano & Company, Ltd. is not required by law, the Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this appointment. If this proposal is not approved at the Meeting, the Audit Committee will reconsider this appointment.

The Company’s Board of Directors recommends a vote FOR the ratification of the selection of Vitale, Caturano & Company, Ltd. as the Company’s independent auditors for the fiscal year ending December 31, 2006.

Representatives of Vitale, Caturano & Company, Ltd. are expected to be present at the Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

Independent Auditor’s Fees

As described below, PricewaterhouseCoopers LLP (“PWC”) reviewed our unaudited financial statements included in our Quarterly Reports on Form 10-Q during Fiscal 2004, but was subsequently replaced by Vitale, Caturano & Company, Ltd. in December 2004.

The following table summarizes the fees of PWC billed to the Company for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

Fee Category	2005	2004
Audit Fees	$5,500	$48,750
Audit-Related Fees	$—	$6,200
Tax Fees	$—	$—
All Other Fees	$—	$—
Total Fees	$5,500	$54,950

The following table summarizes the fees of Vitale, Caturano & Company, Ltd. billed to the Company for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

Fee Category	2005	2004
Audit Fees	$101,816	$75,000
Audit-Related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees	$—	$—
Total Fees	$101,816	$75,000

Audit Fees

Audit fees consist of fees for the audit of the Company’s financial statements, the review of the interim financial statements included in the Company’s quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees

Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under “Audit Fees.” These services relate to the preparation of registration statements and consents related to such registration statements.

Tax Fees

Tax fees consist of fees for tax compliance, tax advice and tax planning services.

All Other Fees

All Other fees consist of fees for products and services other than the services reported above. Neither PWC nor Vitale, Caturano & Company, Ltd. received any fees from the Company that may be classified as “All Other Fees” in 2005 or 2004.

The percentage of hours expended by Vitale, Caturano & Company, Ltd. on the audit of the Company’s financial statements for the fiscal year ended December 31, 2005 attributed to work performed by persons other than Vitale, Caturano & Company, Ltd.’s full-time, permanent employees did not exceed fifty percent.

Change in Auditors

On November 19, 2004, the Board of Directors of the Company dismissed PWC as the Company’s independent registered public accounting firm, and approved the engagement of Vitale, Caturano & Company, Ltd. as the Company’s independent accounting firm for the fiscal year ending December 31, 2004. The Audit Committee and the Board of Directors have approved the engagement of Vitale, Caturano & Company, Ltd. as the Company’s independent accountants.

Except as noted in the next sentence, the reports of PWC on the Company’s financial statements for the years ended December 31, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle. The report of PWC on the Company’s financial statements for the year ended December 31, 2002 included an explanatory paragraph that raised substantial doubt about the Company’s ability to continue as a going concern.

During the years ended December 31, 2003 and 2002 and through November 19, 2004, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused them to make reference thereto in their reports on the financial statements for such years. Except as noted in the immediately following paragraph, during the years ended December 31, 2003 and 2002 and through November 19, 2004, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

As noted in Item 4 of the Form 10-Q of the Company for the quarter ended September 30, 2004, in connection with the audit of the Company’s financial statements for the fiscal year ended December 31, 2003, PWC advised management and the Audit Committee of the Board of Directors of a material weakness in the Company’s internal accounting controls relating primarily to product return and sales order processing policies and procedures. The Company’s management and the Audit Committee of the Board of Directors have taken actions with respect to the weaknesses identified by PWC, which are described in detail in such Form 10-Q. The Company has authorized PWC to respond fully to the inquiries of Vitale, Caturano & Company, Ltd. concerning the Company’s internal accounting controls.

During the Company’s fiscal years ended December 31, 2003 and 2002, and the subsequent interim period through November 19, 2004, the Company did not consult with Vitale, Caturano & Company, Ltd. regarding any of the matters or events set forth in Item 304 (a)(2)(i) and (ii) of Regulation S-K.

Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by the Company’s independent auditor. This policy generally provides that the Company will not engage its independent auditor to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to the Company by its independent auditor during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

The Audit Committee has also delegated to the chairman of the Audit Committee the authority to approve any audit or non-audit services to be provided to the Company by its independent auditor. Any approval of services by a member of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.

There were no audit or non-audit services provided to the Company for the fiscal year ended December 31, 2005 that were not approved by the Audit Committee or its chairman.

OTHER MATTERS

The Board of Directors does not know of any other matters which may come before the Meeting. However, if any other matters are properly presented to the Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters. The Board of Directors knows of no matter to be acted upon at the meeting that would give rise to appraisal rights for dissenting stockholders.

All costs of solicitations of proxies will be borne by the Company. In addition to solicitations by mail, the Company’s directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telecopy, email, personal interviews, and other means. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for their out-of-pocket expenses in connection therewith.

Stockholder Proposals

Proposals of stockholders intended to be presented at the 2007 Annual Meeting of Stockholders must be submitted to the Secretary of the Company at its offices, One Oak Park Drive, Bedford, Massachusetts 01730, no later than January 3, 2007 in order to be considered for inclusion in the proxy statement relating to that meeting.

If a stockholder of the Company wishes to present a proposal before the 2007 Annual Meeting of Stockholders or wishes to nominate a candidate for election to the Company’s Board of Directors, such stockholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice not less than 60 days nor more than 90 days prior to the 2007 Annual Meeting; provided that, in the event that less than 70 days’ notice or prior public disclosure of the date of the 2007 Annual Meeting is given or made, notice by the stockholder must be received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. If a stockholder gives notice of such a proposal or nomination after the applicable deadline, the stockholder will not be permitted to present the proposal or nomination to the stockholders for a vote at the meeting. The Company’s by-laws also specify requirements relating to the content of the notice which stockholders must provide to the Secretary of the Company for any matter, including a stockholder nomination for director, to be properly presented at a stockholder meeting.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: One Oak Park Drive, Bedford, MA 01720, (781) 271-1200. If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

By Order of the Board of Directors,

David A. Chazanovitz, Secretary

April 28, 2006

THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED.

PROOF #1

0	■

PROXY	CAMBRIDGE HEART, INC.	PROXY

ANNUAL MEETING OF STOCKHOLDERS – JUNE 6, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned, having received notice of the meeting and the proxy statement therefor, and revoking all prior proxies, hereby appoint(s) David A. Chazanovitz and Roderick de Greef, and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Annual Meeting of Stockholders of Cambridge Heart, Inc. (the “Company”) to be held at the offices of Nutter, McClennen & Fish, LLP, World Trade Center West, 155 Seaport Boulevard, Boston, Massachusetts, at 10:00 a.m. (local time), on Tuesday, June 6, 2006 and any adjourned sessions thereof, and there to vote and act upon the following matters in respect of shares of Common Stock of the Company which the undersigned would be entitled to vote or act upon, with all powers the undersigned would possess if personally present. Each of the following matters is being proposed by the Company.

THE UNDERSIGNED HEREBY CONFER(S) UPON THE PROXIES, AND EACH OF THEM, DISCRETIONARY AUTHORITY (i) TO CONSIDER AND ACT UPON SUCH MATTERS, OTHER THAN THE BUSINESS SET FORTH HEREIN, AS MAY PROPERLY COME BEFORE THE MEETING FOR WHICH THE COMPANY DID NOT RECEIVE TIMELY NOTICE OF THE MATTER IN ACCORDANCE WITH THE COMPANY’S BY-LAWS; (ii) WITH RESPECT TO THE ELECTION OF DIRECTORS IN THE EVENT THAT ANY OF THE NOMINEES IS UNABLE OR UNWILLING, WITH GOOD CAUSE, TO SERVE; AND (iii) WITH RESPECT TO SUCH OTHER MATTERS UPON WHICH DISCRETIONARY AUTHORITY MAY BE CONFERRED.

(Continued and to be signed on the reverse side)

■	14475	■

ANNUAL MEETING OF STOCKHOLDERS OF

CAMBRIDGE HEART, INC.

June 6, 2006

PROOF # 2

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

¯   Please detach along perforated line and mail in the envelope provided.   ¯

■

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   ☒

1. Election of Directors:
			2. To ratify the appointment of Vitale, Caturano & Company, Ltd. as the Company’s independent accountants for the year ending December 31, 2006.	FOR AGAINST ABSTAIN ☐ ☐ ☐
NOMINEES:
☐ FOR ALL NOMINEES	m Kenneth Hachikian
m Robert P. Khederian
☐ WITHHOLD AUTHORITY
FOR ALL NOMINEES			THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY PROPOSALS SPECIFIED ABOVE, THIS PROXY WILL BE VOTED FOR SUCH PROPOSALS.

☐ FOR ALL EXCEPT
(See instructions below)

Attendance of the undersigned at the meeting or at any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate thereat the intention of the undersigned to vote said shares in person. If the undersigned hold(s) any of the shares of the Company in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●		PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

■	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■